UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


Date of Report(Date of earliest event reported)   December 1, 2003

                            GREENTECH USA, INC.
         ---------------------------------------------------------------


Florida                      333-72376                   65-0903895
-------------------       ----------------        --------------------
State or other jurisdiction Commission File IRS  Employer Identification
 of incorporation)                Number                No.


6500 NW 15th Avenue, Suite 300
Fort Lauderdale, Florida                             33309
-----------------------                     -------------------
(Address of principal                        (Zip/Postal Code)
  executive offices

Registrant's telephone number:     954-545-8181

                       DYNAMIC IMAGING GROUP, INC.
       ----------------------------------------------------------------
        (Former name or former address, if changed since last report)

Item 4. Changes in Registrant's Certifying Accountant

(a)      Dismissal of Independent Public Accountant.

     On December 1, 2003,  Greentech USA, Inc.(the "Company")  dismissed Sherb &
Co  P.A.  Certified  Public  Accountants,   the  company's   independent  public
accountants.

     Sherb & Co, P.A.'s report on the consolidated financial statements of the Company for the two most recent fiscal years ended December 31, 2002 did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles, except that there was an explanatory paragraph relating to our ability to continue as a going concern.

     During the Company's two most recent fiscal years ended December 31, 2002 and 2001 and the interim period from January 1, 2003 to June 30, 2003, there were no disagreements between the Company and Sherb & Co, P.A. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Sherb & Co. P.A.'s satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with their report; and there were no reportable events as described in Item 304 (a) (1) (v) of Regulation S-K.

     The Company provided Sherb & Co., P.A. with a copy of the foregoing disclosures. Attached, as Exhibit 16.1 is a copy of Sherb & Co., P.A.'s letter, dated Januayr 5, 20043, stating its agreement with such statements.

(b)      New Independent Public Accountants

     On December 1, 2003, the Company retained Hunter & Atkins Certified Public Accountants. (HA) as its independent public accountants. The Company's board of directors approved a resolution on October 31, 2003 approving HA's selection as well as approving the dismissal of Sherb & C0, P.A.

     During the Company's two most recent fiscal years, the Company has not consulted with HA regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, or any matter that was subject of a disagreement, within the meaning of Item 304 (a)
(1) (iv) of Regulation  S-K or a reportable  event,  as described in Item 304(a)
(1) (v) of Regulation S-K.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  January 8, 2004                              GREENTECH USA, INC.



                                              By:  s/s Roland Breton
                                               ------------------------------
                                                        Roland Breton
                                                        President


                                INDEX TO EXHIBITS

Exhibit No.       Description
------------      -----------------
16.1              Letter from Sherb & Co. P.A. stating its agreement with the statements in Item 4(a), dated January 5, 2004


                                                 EXHIBIT 16.1


                                Sherb & Co., LLP
                          Certified Public Accountants
                                805 Third Avenue
                               New York, NY 10022
                            Telephone (212) 838-5100



January 5, 2004

Securities and Exchange Commission
Mail Stop 11-3
450 5th Street, N.W.
Washington, D.C. 20549

Re:      Greentech USA, Inc. (formerly Dynamic Imaging Group, Inc.)
         File No. 333-72376

Dear Sir or Madam:

     We have read Item 4(a) of the Form 8-K of Greentech USA, Inc. (formerly Dynamic Imaging Group, Inc.) dated December 1, 2003, and agree with the statements regarding our firm. We have no basis to agree or disagree with other statements made by the Registrant therein.


/s/ Sherb & Co., LLP

Sherb & Co., LLP
Certified Public Accountants